UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  February 9, 1998

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                               VLSI TECHNOLOGY, INC.
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              (Exact name of registrant as specified in its charter)


         Delaware                     000-11879               94-2597282
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)

         1109 McKay Drive, San Jose, California                 95131
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        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (408) 434-3000

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                                  Not applicable
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          (Former name or former address, if changed since last report)




ITEM 5.  OTHER EVENTS

Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of FAS 128, "Earnings per Share", on the Annual Report on Form 10-K for the fiscal year ended December 27, 1996 (the 1996 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-8 to be filed after this Form 8-K is filed. Restatement of selected financial data is for the fiscal quarters in each of the years ended December 26, 1997, December 27, 1996 and December 29, 1995 and the five fiscal years ended December 27, 1996, and related disclosures as prescribed by FAS 128 for the three fiscal years ended December 27, 1996.

Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        VLSI TECHNOLOGY, INC.



                        /s/ Larry L. Grant
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                        Larry L. Grant
                        Vice President, General Counsel and Secretary

                        Date:  February 9, 1998